SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION OF

EVERGREEN DOMESTIC EQUITY FUNDS I
EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Equity Index Fund (“Equity Index Fund”) and Evergreen Large Cap Equity Fund (“Large Cap Equity Fund”) (collectively, the “Funds”)

The Board of Trustees of the Evergreen Funds, at a meeting held on August 22, 2005, approved a proposal to (i) reduce the maximum sales charge for Class A shares from 5.75% to 4.75%, (ii) reduce the Funds’ Rule 12b-1 fee for the Class A shares from 0.30% to 0.25% and (iii) increase the new account minimum investment amount to $25,000 for Class A, B and C shares. These changes are scheduled to become effective on December 1, 2005.

                The section entitled “COMPUTATION OF CLASS A OFFERING PRICE” in Equity Index Fund’s Statement of Additional Information is revised to reflect a change in the Shareholder Fees as follows:

Fund	Net Asset Value Per Share	Sales Charge[1]	Offering Price Per Share
Equity Index Fund	$41.29	4.75%	$43.35

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

                The section entitled “COMPUTATION OF CLASS A OFFERING PRICE” in Large Cap Equity Fund’s Statement of Additional Information is revised to reflect a change in the Shareholder Fees as follows:

Fund	Net Asset Value Per Share	Sales Charge[1]	Offering Price Per Share
Large Cap Equity Fund	$13.56	4.75%	$14.24

1 The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

                The table under the section “DISTRIBUTION EXPENSES UNDER RULE 12b-1” is revised to add footnote (b) below:

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)(b)

(b) 0.25% for Equity Index Fund and Large Cap Equity Fund.

II.            Evergreen Large Cap Equity Fund (“Large Cap Equity Fund”)

                The Board of Trustees of the Evergreen Funds, at a meeting held on September 20-22, 2005, approved a proposal to change Large Cap Equity Fund’s investment advisory fee from its current fee based solely on a percentage of Large Cap Equity Fund’s assets to a performance based fee (as more fully described below). This change is scheduled to become effective on December 1, 2005.

                The sub-section entitled “ADVISORY FEES” in part one of Large Cap Equity Fund’s Statement of Additional Information is revised to reflect a change in the management fee structure as follows:

Advisory Fees

                Evergreen Investment Management Company, LLC (EIMC), a wholly-owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

                EIMC is entitled to receive from Large Cap Equity Fund an annual fee based on the Fund’s average daily net assets, as follows:

The Fund will pay a Management Fee each month at the annual rate of 0.30% of average daily net assets of the Fund for such month computed as of the close of business each business day (the “Base Fee”) adjusted based upon the Investment Performance of the Fund compared to the Investment Record of the Standard & Poor’s 500 Index (“S&P 500”) during the thirty-six month period ending as of the last business day of the month of the calculation period (the “Performance Fee Adjustment”) as follows:

(a)   the Base Fee will be increased, up to a maximum Management Fee of 0.45%, by multiplying the difference, if positive, between the Investment Performance of the Fund and the Investment Record of the S&P 500 plus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and adding the result to the Base Fee;

(b)   the Base Fee will be decreased, down to a minimum Management Fee of 0.15%, by multiplying the difference, if negative, between the Investment Performance of the Fund and the Investment Record of the S&P 500 minus 0.25% (each of the Investment Performance and the Investment Record expressed as a percentage) by 0.5 and subtracting the result from the Base Fee.

                The Performance Fee Adjustment will be applied to the average of the Fund’s daily net assets over the same period for which the Performance Fee Adjustment is calculated.

                For purposes of the foregoing calculation, “Investment Performance” and “Investment Record” are used as defined in Rule 205-1 under the Investment Advisers Act of 1940.  The Investment Performance of the Fund will be the Investment Performance of Class I shares of the Fund for the relevant period.

                Notwithstanding the foregoing, there will be a three-year transitional period beginning December 1, 2005 during which the fee will be assessed as follows:

the fee payable for each of the first twelve months will be the Base Fee, not adjusted as provided above;

the fee payable for each of the thirteenth through the thirty-sixth months shall be determined first, by calculating the Base Fee for the entire period from December 1, 2005 through such month and adjusting that Base Fee as provided above based on the Investment Performance of the Fund and Investment Return of the S&P 500 for that entire period (rather than for a 36-month period); then, determining the difference between the fee so calculated and the aggregate of the fees paid under this Agreement for all prior periods from December 1, 2005; if such difference is a positive number, the Fund will pay the amount of such difference to the Advisor; if such difference is a negative number, the Advisor will pay an amount equal to the absolute value of such difference to the Fund;

beginning with the thirty-seventh month, the Base Fee will be adjusted based on the performance for a 36-month period ending with the month for which the payment is made, as described above.

                Notwithstanding the foregoing, the actual Management Fee paid to the Adviser for any period shall not exceed 0.45% of average daily net assets of the Fund computed as of the close of business each business day and paid monthly.

September 27, 2005                                                                                                                              571640 (9/05)